Exhibit 99.1

THE LGL GROUP ANNOUNCES EXPECTED COMPLETION FOR THE SPIN-OFF OF M-TRON INDUSTRIES, INC. ON OCTOBER 7, 2022

ORLANDO, FL September 16, 2022 – The LGL Group, Inc. (NYSE American: LGL) (the “Company” or “LGL”) today announced that its previously announced spin-off of M-tron Industries, Inc. (“Mtron”) is expected to be completed on October 7, 2022.

The Board of Directors previously established September 30, 2022 as the record date (the “Record Date”) and October 7, 2022 as the anticipated distribution date (the “Distribution Date”) for the proposed spin-off of Mtron into a standalone, separately-traded public company. The SEC declared the Form 10 registration statement relating to its spin-off of M-tron Industries, Inc. effective on September 7, 2022, and the NYSE American certified its approval for the listing and registration on August 31, 2022. Following the separation, Mtron will continue to provide highly-engineered electronic components used to control the frequency or timing of signals in electronic circuits. LGL will retain its Precise Time and Frequency (“PTF”) business focused primarily on frequency reference and time standard synchronization solutions. Mtron common stock will trade on the NYSE American under the symbol “MPTI.”

Additional Details about the Separation:

The separation will be effected by means of a distribution of shares of Mtron common stock to holders of LGL common stock as of the close of business on the Record Date (the “Distribution”). Each LGL stockholder as of the Record Date will receive one-half share of Mtron common stock for every share of LGL common stock held by such stockholder as of the Record Date.

Holders of LGL common stock as of the Record Date are not being asked to take any action to receive Mtron common stock in the Distribution. Stockholder approval of the Distribution has been previously obtained, and LGL stockholders do not need to pay any consideration, exchange, or surrender existing shares of LGL common stock or take any other action to receive shares of Mtron common stock. The Distribution will not affect the number of outstanding shares of LGL common stock or any rights of LGL stockholders.

A final amendment to its registration statement on Form 10 (File No. 001-41391) (in the form amended, the “Form 10”) was previously filed by Mtron on August 19, 2022 and was declared effective by the U.S. Securities and Exchange Commission on September 7, 2022. The Form 10 includes an information statement attached as Exhibit 99.1 to the Form 10 describing the separation, Mtron’s business, certain risks of owning the common stock of Mtron and other details regarding the separation from LGL and the Distribution to LGL stockholders. This definitive information statement will be made available to LGL stockholders as of the Record Date.

For U.S. federal income tax purposes, the separation is intended to be tax-free to LGL shareholders. LGL shareholders should consult with their tax advisors with respect to the U.S. federal, state, local and foreign tax consequences of the separation.

Beginning on September 29, 2022, and continuing to and including October 6, 2022, LGL expects that LGL common stock will trade in two markets on the NYSE: in the “regular-way” market under the symbol “LGL” and in the “ex-distribution” market under the symbol “LGL WI”. Shares of LGL common stock that trade in the “regular-way” market will trade with an entitlement to shares of Mtron common stock to be distributed pursuant to the Distribution at 12:01 am on October 7, 2022. Shares that trade in the “ex-distribution” market will trade without an entitlement to shares of Mtron common stock to be distributed pursuant to the Distribution at 12:01 am on October 7, 2022.

Any LGL stockholders who sell their shares in the “regular-way” market on or before October 6, 2022, will also be selling their right to receive Mtron’s common stock in the Distribution. Investors are encouraged to consult with their financial advisors regarding the specific implications of buying and selling LGL common stock before the Distribution Date.

Trading in common stock of Mtron is expected to begin on a “when issued” basis on or about September 29, 2022, on the NYSE American, under the symbol “MPTI WI”. “When issued” trading of common stock of Mtron will continue through October 6, 2022. LGL anticipates that “regular way” trading of common stock of Mtron under the symbol “MPTI” will begin on October 7, 2022.

The completion of the separation and Distribution of Mtron’s common stock is subject to the satisfaction or waiver of certain conditions as more fully described in Mtron’s Form 10.

In connection with the Distribution, Mtron will pay a dividend to Mtron’s ultimate stockholder, LGL, which will be declared by Mtron’s Board immediately prior to the Distribution. Details of this proposed dividend are included within Mtron’s Form 10.

Effect of Spin-off on Warrant Exercise Price and Target Price for Accelerated Exercise Date:

The spin-off will affect the exercise price for LGL’s warrants along with the target price for potential acceleration of the exercise date. Please see Warrant FAQ – Mtron Spin-off in the Investor Relations section of LGL’s website at https://www.lglgroup.com/index.php/WarrantFAQ for more information. An 8-K will be issued on or about October 19, 2022, with details for the warrant exercise price adjustment.

About The LGL Group, Inc.

In 1917, Lynch Glass Machinery Company, the predecessor of LGL, was formed, and emerged in the late twenties as a successful manufacturer of glass-forming machinery. The company was then renamed Lynch Corporation, and was incorporated in 1928, under the laws of the State of Indiana. In 1946, Lynch was listed on the “New York Curb Exchange,” the predecessor to the NYSE American. LGL Group’s long history of owning and operating various businesses in the precision engineering, manufacturing and communication services and media sectors. LGL is focused on growth through expanding new and existing operations across diverse industries.

LGL today has two reportable business segments; electronic components consisting of MtronPTI (to be spun off as Mtron), and electronic instruments consisting of Precise Time and Frequency (“PTF”). The electronic components segment is focused on the design, manufacture and marketing of highly-engineered, high reliability frequency and spectrum control products. These electronic components ensure reliability and security in aerospace and defense communications, low noise and base accuracy for laboratory instruments, and synchronous data transfers throughout the wireless and Internet infrastructure. The electronic instruments segment, or PTF, is focused on the design and manufacture of high performance Frequency and Time Reference Standards that form the basis for timing and synchronization in various applications.

For more information on LGL and its products and services, contact Ivan Arteaga at The LGL Group, Inc., 2525 Shader Rd., Orlando, Florida 32804, (407) 298-2000, or visit www.lglgroup.com and www.mtronpti.com.

Caution Concerning Forward Looking Statements

This press release may contain forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words such as “may,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “potential,” “should,” “continue” or the negative versions of those words or other comparable words. These forward-looking statements are not guarantees of future actions or performance. These forward-looking statements are based on information currently available to us and our current plans or expectations and are subject to a number of uncertainties and risks that could significantly affect current plans, anticipated actions and LGL’s and Mtron’s future financial condition and results. Certain of these risks and uncertainties are described in greater detail in our filings with the Securities and Exchange Commission. We are under no obligation to (and expressly disclaim any such obligation to) update or alter our forward-looking statements, whether as a result of new information, future events or otherwise.

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Contact:

Ivan Arteaga

The LGL Group, Inc.

iarteaga@lglgroup.com

(407) 298-2000